POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 with respect to the issuance of the Common Stock of the Corporation, $1.00 par value, in an aggregate amount not to exceed Six Hundred Eighty Million Dollars ($680,000,000); and

     WHEREAS, the undersigned is an officer or a director, or both, of the Corporation, as set forth beneath his or her signature;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert G. Pope, James D. Ellis, William J. Free, Donald E. Kiernan, Judith M. Sahm, or any one of them, his or her attorney, for him or her and in his or her name, place and stead, and in his or her office and capacity in the Corporation as an officer or a director, or, if he or she holds both such offices, then as both an officer and as a director, to execute and file such registration, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January, 1994.

/s/ Edward E. Whitacre, Jr.
Edward E. Whitacre, Jr.
Director and Chairman of the Board
and Chief Executive Officer

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 with respect to the issuance of the Common Stock of the Corporation, $1.00 par value, in an aggregate amount not to exceed Six Hundred Eighty Million Dollars ($680,000,000); and

     WHEREAS, the undersigned is an officer or a director, or both, of the Corporation, as set forth beneath his or her signature;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., Robert G. Pope, James D. Ellis, William J. Free, Donald E. Kiernan, Judith M. Sahm, or any one of them, his or her attorney, for him or her and in his or her name, place and stead, and in his or her office and capacity in the Corporation as an officer or a director, or, if he or she holds both such offices, then as both an officer and as a director, to execute and file such registration, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 28th day of January, 1994.

/s/ Clarence C. Barksdale        /s/ James E. Barnes
Clarence C. Barksdale            James E. Barnes
Director                         Director

/s/ Jack S. Blanton              /s/ August A. Busch III
Jack S. Blanton                  August A. Busch III
Director                         Director

/s/ Ruben R. Cardenas            /s/ Martin K. Eby, Jr.
Ruben R. Cardenas                Martin K. Eby, Jr.
Director                         Director

/s/ Tom C. Frost                 /s/ Jess Hay
Tom C. Frost                     Jess Hay
Director                         Director

/s/ B. R. Inman                  /s/ Charles F. Knight

B. R. Inman                      Charles F. Knight
Director                         Director

/s/ Sybil C. Mobley              /s/ Haskell M. Monroe, Jr.
Sybil C. Mobley                  Haskell M. Monroe, Jr.
Director                         Director

/s/ Carlos Slim Helu             /s/ Patricia P. Upton
Carlos Slim Helu                 Patricia P. Upton
Director                         Director